P&D DRAFT
                                                                         3/23/01


                  CONNECTICUT RRB SPECIAL PURPOSE TRUST CL&P-1

                           RATE REDUCTION CERTIFICATES


                                CL&P FUNDING LLC

                     THE CONNECTICUT LIGHT AND POWER COMPANY


                             UNDERWRITING AGREEMENT


                                                              New York, New York
                                                                  March __, 2001


To the Representatives named in Schedule I hereto of the Underwriters named in
   Schedule II hereto


Ladies and Gentlemen:

         1. INTRODUCTION. Connecticut RRB Special Purpose Trust CL&P-1, a Delaware business trust to be formed (the "Trust"), will sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the principal amount of Connecticut RRB Special Purpose Trust CL&P-1 Rate Reduction Certificates identified in Schedule I hereto (the "Certificates"). If the firm or firms listed in Schedule I hereto include only the firm or firms listed in Schedule II hereto, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firm or firms.

         The Trust will be formed pursuant to a Declaration of Trust to be dated prior to the Closing Date (as hereinafter defined) (the "Declaration of Trust"), by First Union Trust Company, National Association, as Delaware Trustee (the "Delaware Trustee"), and the State of Connecticut acting through the office of the State Treasurer (the "Financing Authority"), acting as settlor thereunder pursuant to Connecticut General Statutes ss. 16-245 (the "Statute"). The Certificates will be issued pursuant to a Certificate Indenture dated as of March __, 2001 (the "Certificate Indenture"), between the Trust, the Delaware Trustee and First Union Trust Company, National Association, as Certificate Trustee (the "Certificate Trustee"). The assets of the Trust will consist solely of the CL&P Funding LLC Notes (the "Notes"), issued by CL&P Funding LLC, a Delaware limited liability company (the "Note Issuer"), and the payments received with respect thereto. The Notes will be issued pursuant to a Note
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Indenture dated as of March __, 2001 (the "Note Indenture"), between the Note
Issuer and First Union Trust Company, National Association, as Note Trustee (the "Note Trustee"), and purchased by the Trust pursuant to a Note Purchase Agreement dated as of March __, 2001 (the "Note Purchase Agreement"), between the Note Issuer and the Trust. Each Class of Certificates will correspond to a Class of Notes and will represent fractional undivided beneficial interests in such underlying Class of Notes (and, in the case of any floating rate Class of Certificates, a swap agreement) and the proceeds thereof. The Notes will be secured primarily by, and will be payable from, the Transition Property described in the Issuance Advice Letter. Such Transition Property will be sold to the Note Issuer by The Connecticut Light and Power Company, a Connecticut corporation (the "Company"), pursuant to a Transition Property Purchase and Sale Agreement dated as of March __, 2001 (the "Sale Agreement"), between the Company, as Seller, and the Note Issuer. The Transition Property will be serviced pursuant to a Transition Property Servicing Agreement dated as of March __, 2001 (as amended and supplemented from time to time, the "Servicing Agreement"), between the Company, as Servicer, and the Note Issuer.

         Capitalized terms used and not otherwise defined herein shall have the respective meanings given to them in the Note Indenture.

         2.       Representations and Warranties.

                  (a) Each of the Company and the Note Issuer represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 2(a). Certain terms used in this Underwriting Agreement are defined in paragraph (iii) below.

                           (i) If the offering of the Certificates is a Delayed Offering (as specified in Schedule I hereto), paragraph (A) below is applicable and, if the offering of the Certificates is a Non-Delayed Offering (as so specified), paragraph (B) below is applicable.

                                    (A)      The Note Issuer, the Notes and the
                           Certificates meet the requirements for the use of Form S-3 and Rule 415 under the Securities Act of 1933, as amended (the "Act"), and the Note Issuer has filed with the Securities and Exchange Commission (the "SEC") a registration statement (file number 333-53866) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Certificates. The Note Issuer may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, and in the form heretofore delivered to you, has become effective. The offering of the Certificates is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Certificates and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Note Issuer will next file with the SEC pursuant to Rules 415 and 424(b)(2) or (5) a

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

                           final supplement to the form of prospectus included in such registration statement relating to the Certificates and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Certificates and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Note Issuer has advised you, prior to the Execution Time, will be included or made therein.

                                    (B)      The Note Issuer, the Notes and the
                           Certificates meet the requirements for the use of Form S-3 and Rule 415 under the Act and the Note Issuer has filed with the SEC a registration statement (file number 333-53866) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Certificates. The Note Issuer may have filed one or more amendments thereto, including a Preliminary Final Prospectus in accordance with Rule 424(a), each of which has previously been furnished to you. The Note Issuer will next file with the SEC either (x) a final prospectus supplement relating to the Certificates in accordance with Rules 430A and 424(b)(1) or (4), or
                           (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Note Issuer has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Certificates and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Certificates and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Note Issuer has advised you, prior to the Execution Time, will be included or made therein.

                           (ii) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the

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

                  Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Note Indenture and the Certificate Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules and regulations thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Note Issuer nor the Company makes any representations or warranties as to (A) that part of the Registration Statement which shall constitute the Statements of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Note Trustee and the Certificate Trustee or (B) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) under the heading "Underwriting" in reliance upon and in conformity with information furnished in writing to the Note Issuer by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto), as specified in Section 8(b) of this Agreement. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted.

                           (iii) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a)(i) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Certificates and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Certificates that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Certificates, including the Basic Prospectus, included in the Registration Statement at

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

                  the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a)(i) above, including all incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415," "Rule 424," "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Certificates and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of Certificates which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the Certificates so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of Certificates pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the Certificates so offered. Whether the offering of the Certificates is a Non-Delayed Offering or a Delayed Offering shall be set forth in SCHEDULE I hereto.

         3. PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust will sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at the purchase price for each class of Certificates set forth in SCHEDULE II hereto, the respective principal amount of each class of Certificates set forth opposite the name of each Underwriter on
SCHEDULE II hereto. Simultaneously with the execution and delivery of this Agreement, and as a condition precedent to the effectiveness of this Agreement, the Financing Authority will deliver to the Company, the Note Issuer and the Representatives an executed copy of the certificate attached hereto as APPENDIX A.

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

         4. DELIVERY AND PAYMENT. Delivery of and payment for the Certificates shall be made at 9:00 AM Eastern Time on March __, 2001 (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Note Issuer or as provided in
Section 9 hereof (such date and time of delivery and payment for the Certificates being herein called the "Closing Date"). Delivery of the Certificates shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to the Trust by wire transfer of immediately available funds in U.S. dollars. Delivery of the Certificates shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date. The Certificates to be so delivered shall be initially represented by Certificates registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive Certificates will be available only under limited circumstances described in the Final Prospectus.

         The Trust will have the Certificates available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM (Eastern Time) on the business day prior to the Closing Date.

         5.       COVENANTS.

                  (a) COVENANTS OF THE NOTE ISSUER. The Note Issuer covenants and agrees with the several Underwriters that:

                           (i) The Note Issuer will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Certificates, the Note Issuer will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Note Issuer has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Note Issuer will cause the Final Prospectus, properly completed in a form approved by you, and any supplement thereto to be filed with the SEC pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The
                  Note Issuer will promptly advise the Representatives (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective,
                  (B) when the Final Prospectus, and any supplement thereto, shall have been filed with the SEC pursuant to Rule 424(b),
                  (C) when, prior to termination of the offering of the Certificates, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the SEC for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (E) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that

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                  purpose and (F) of the receipt by the Note Issuer of any
                  notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Note Issuer will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                           (ii) If, at any time when a prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Note Issuer promptly will (A) prepare and file with the SEC, subject to the second sentence of paragraph (a)(i) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (B) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                           (iii) As soon as practicable, the Note Issuer will use its reasonable efforts to cause the Trust to make generally available to the Certificateholders and the Representatives an earnings statement or statements of the Trust which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                           (iv)     The Note Issuer will furnish to the
                  Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Note Issuer shall furnish or cause to be furnished to the Representatives copies of all reports required by Rule 463 under the Act. The Note Issuer will pay the expenses of printing or other production of all documents relating to the offering.

                           (v) The Note Issuer will arrange for the qualification of the Certificates for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Certificates or requested by the Representatives and will arrange for the determination of the legality of the Certificates for purchase by institutional investors; provided, however, that in no event shall the Note Issuer be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Certificates, in any jurisdiction where it is not now so subject.

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

                           (vi)     Until 90 days after the date hereof, the
                  Note Issuer will not, without the written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any asset-backed securities of a trust or other special purpose vehicle (other than the Notes and the Certificates).

                           (vii) For a period from the date of this Agreement until the retirement of the Certificates or until such time as the Underwriters shall cease to maintain a secondary market in the Certificates, whichever occurs first, the Note Issuer will deliver to the Representatives the annual statements of compliance and the annual independent auditor's servicing reports furnished to the Note Issuer or the Note Trustee pursuant to the Servicing Agreement or the Note Indenture, as applicable, as soon as such statements and reports are furnished to the Note Issuer or the Note Trustee.

                           (viii) So long as any of the Certificates are outstanding, the Note Issuer will furnish to the Representatives (A) as soon as available, a copy of each report of the Note Issuer or the Trust filed with the SEC under the Exchange Act, or mailed to Certificateholders, (B) a copy of any filings with the Connecticut Department of Public Utility Control ("DPUC") pursuant to the Financing Order, including, but not limited to, any True-Up Letters, and (iii) from time to time, any information concerning the Company, the
                  Note Issuer or the Trust, as the Representatives may reasonably request.

                           (ix) To the extent, if any, that any rating necessary to satisfy the condition set forth in Section 6(r) of this Agreement is conditioned upon the furnishing of documents or the taking of other actions by the Note Issuer on or after the Closing Date, the Note Issuer shall furnish such documents and take such other actions.

                  (b) COVENANTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that, to the extent that the Note Issuer has not already performed such act pursuant to Section 5(a):

                           (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. The Company will use its best efforts to prevent the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement and, if issued, to obtain as soon as possible the withdrawal thereof.

                           (ii) The Company will cause the proceeds from the sale of the Transition Property to be applied for the purposes permitted by the Finance Order and described in the Prospectus including under the caption "Use of Proceeds."

                           (iii) Until 90 days after the date hereof, the Company will not, without the written consent of the Representatives, offer, sell or contract to sell, or otherwise

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                  dispose of, directly or indirectly, or announce the offering of, any asset-backed securities of a trust or other special purpose vehicle (other than the Notes and the Certificates).

                           (iv) So long as any of the Certificates are outstanding and the Company is the Servicer, the Company will furnish to the Representatives (A) as soon as available, a copy of each report of the Trust filed with the SEC under the Exchange Act, or mailed to Certificateholders, (B) a copy of any filings with the DPUC pursuant to the Financing Order, including, but not limited to, any True-Up Letters, and (C) from time to time, any information concerning the Company, the
                  Note Issuer or the Trust, as the Representatives may reasonably request.

                           (v) To the extent, if any, that any rating necessary to satisfy the condition set forth in Section 6(r) of this Agreement is conditioned upon the furnishing of documents or the taking of other actions by the Company on or after the Closing Date, the Company shall furnish such documents and take such other actions.

                           (vi) If, at any time when a prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company at the
                  Note Issuer's expense promptly will (A) prepare and file with the SEC, subject to the second sentence of paragraph (a)(i) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (B) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

         6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Certificates shall be subject to the accuracy of the representations and warranties on the part of the Note Issuer and the Company contained herein as of the Execution Time and the Closing Date and on the part of the Company contained in Article III of the Sale Agreement and in Section 6.01 of the Servicing Agreement as of the Closing Date, to the accuracy of the statements of the Note Issuer, the Company and the Trust made in any certificates pursuant to the provisions hereof, to the performance by the Note Issuer, the Company and the Trust of their obligations hereunder to be performed on or prior to the Closing Date and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM Eastern Time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM Eastern Time on such date, or (ii) 12:00 Noon Eastern Time on the business day following the day on which

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         the public offering price was determined, if such determination occurred after 3:00 PM Eastern Time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Representatives shall have received opinions of counsel for the Company, portions of which may be delivered by Day, Berry & Howard LLP, outside counsel for the Company, and portions of which may be delivered by in-house counsel for the Company, as the Representatives may agree, each dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                           (i)      the Company is a validly existing
                  corporation in good standing under the laws of the jurisdiction in which it is chartered or organized and has all requisite corporate power and authority and all franchises, licenses and permits necessary to own its properties, conduct its business as presently conducted and as described in the Registration Statement and the Prospectus, and to execute, deliver and perform its obligations under this Agreement, the Sale Agreement, the Servicing Agreement and the Administration Agreement;

                           (ii) the Sale Agreement, the Servicing Agreement and the Administration Agreement have been duly authorized, executed and delivered by, and constitute legal, valid and binding instruments enforceable against the Company in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws or equitable principles affecting creditors' rights generally from time to time in effect);

                           (iii) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its affiliates of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or the Final Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required;

                           (iv) this Agreement has been duly authorized, executed and delivered by the Company;

                           (v) no consent, approval, authorization or order of any Connecticut or federal court or governmental agency or body or by the holders of the outstanding shares of capital stock of the Company is required to be obtained by the Company for the consummation of the transactions contemplated herein, except such as have been obtained under the Statute, the DPUC

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

                  Regulations (as defined in Section 1.01 of the Servicing Agreement), the Public Utility Holding Company Act of 1935, as amended (the "1935 Act") and the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Certificates by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                           (vi) neither the execution and delivery of this Agreement, the Sale Agreement, the Servicing Agreement, the Administration Agreement nor the consummation of the transactions contemplated by this Agreement, the Sale Agreement, the Servicing Agreement or the Administration Agreement nor the fulfillment of the terms of this Agreement, the Sale Agreement, the Servicing Agreement or the Administration Agreement by the Company, will (A) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under the articles of incorporation, bylaws or other organizational documents of the Company, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, material agreement or other material instrument filed as an Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (or if not yet due and not yet filed, December 31, 1999) or any Form 10-Q or Form 8-K of the Company filed subsequent to such date, (B) result in the creation or imposition of any lien upon any properties of the Company pursuant to the terms of any such indenture, agreement or other instrument (other than as contemplated by the Basic Documents and Section 16-245k(g) of the Statute), or (C) violate any Connecticut or federal law or any order, rule or regulation applicable to the Company of any Connecticut or federal court or regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company, or any of its properties;

                           (vii) upon the delivery of the fully executed Sale Agreement to the Note Issuer and the payment of the purchase price of the Transition Property by the Note Issuer to the Seller pursuant to the Sale Agreement, then (A) the transfer of the Transition Property by the Seller to the Note Issuer pursuant to the Sale Agreement conveys the Seller's right, title and interest in the Transition Property to the Note Issuer and will be treated under the laws of the State of Connecticut as an absolute transfer of all of the Seller's right, title, and interest in the Transition Property, other than for federal and state income tax purposes, (B) such transfer of the Transition Property is perfected, (C) such transfer has priority over any other assignment of the Transition Property, and (D) the Transition Property is free and clear of all liens, including without limitation the Seller's first mortgage indenture, created prior to its transfer to the Note Issuer pursuant to the Sale Agreement;

                           (viii) to the extent described in the Final Prospectus, the Sale Agreement, the Servicing Agreement and the Administration Agreement, conform to the descriptions thereof contained therein; and

                           (ix) the statements included in the Final Prospectus under the headings "The Seller and Servicer" and "Servicing," to the extent that they constitute matters of Connecticut, Delaware or federal laws or legal conclusions with respect thereto, fairly summarize the matters described therein.

         In rendering such opinion, such counsel may rely (x) as to matters involving the application of laws of any jurisdiction other than the State of Connecticut or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (y) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) The Representatives shall have received opinions of counsel for the Note Issuer, portions of which may be delivered by Day, Berry & Howard LLP, outside counsel for the Note Issuer, and portions of which may be delivered by in-house counsel for the Note Issuer, as the Representatives may agree, and portions of which may be delivered by Richards, Layton & Finger, P.A., special Delaware counsel for the
         Note Issuer, each dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                           (i) the Note Issuer has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware, with all necessary limited liability company power and authority to execute, deliver and perform its obligations under this Agreement, the Sale Agreement, the Servicing Agreement, the
                  Note Indenture, the Note Purchase Agreement, the Administration Agreement, the Fee and Indemnity Agreement and the Notes and is qualified to do business in all jurisdictions (and is in good standing under the laws of all such jurisdictions) to the extent that such qualification and good standing is or shall be necessary to protect the validity and enforceability of this Agreement, the Servicing Agreement, the Sale Agreement, the Administration Agreement, the Indenture, the Fee and Indemnity Agreement and each other instrument or agreement necessary or appropriate to the proper administration of the transactions contemplated hereby and thereby;

                           (ii) the Sale Agreement, the Servicing Agreement, the Note Indenture, the Note Purchase Agreement, the Administration Agreement and the Fee and Indemnity Agreement have been duly authorized, executed and delivered, and constitute legal, valid and binding instruments enforceable against the Note Issuer in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws or equitable principles affecting creditors' rights generally from time to time in effect); and the Notes have been duly authorized and executed, and when authenticated in accordance with the provisions of the Note Indenture and delivered to and paid for by the Trust in accordance with the terms of the Note Purchase Agreement, will constitute legal, valid and binding obligations of the Note Issuer entitled to the benefits of the Note Indenture (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws or equitable principles affecting creditors' rights generally from time to time in effect);

                           (iii) to the extent described in the Final Prospectus, the Sale Agreement, the Servicing Agreement, the
                  Note Indenture, the Note Purchase Agreement, the Administration Agreement, the Fee and Indemnity Agreement, the Limited Liability Agreement, [the Swap Agreement] and the Notes conform to the descriptions thereof contained therein;

                           (iv) the Note Indenture has been duly qualified under the Trust Indenture Act;

                           (v) to the knowledge of such counsel, after having made inquiry of officers of the Note Issuer and performed a search of the DPUC docket, but without having made any other investigation, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Note Issuer or the Company, or challenging the Notes, the Financing Order or the collection of the RRB Charge or the use and enjoyment of transition property under the Statute of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document relating to the Note Issuer, the Notes, the Statute or the Financing Order of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                           (vi) the statements included in the Final Prospectus under the headings "Risk Factors-Certificateholders could experience payment delays or losses as a result of amendment, repeal or invalidation of the restructuring statute or breach of the state pledge," "Energy Deregulation and New Connecticut Market Structure" (to the extent the Statute is described), "Description of the Transition Property," "The
                  Note Issuer," "Servicing" (to the extent the Servicing Agreement or the Finance Order is described) and "Description of the Notes," and under the subheading "Bankruptcy and Creditors' Rights Issues" under the caption "Risk Factors," to the extent that they constitute matters of Connecticut, Delaware or federal law or legal conclusions with respect thereto, fairly summarize the matters described therein;

                           (vii) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) have been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than (A) the information contained under the captions "The Trust," "Office of the State Treasurer of the State of Connecticut," "Federal Income Tax Consequences" and "State Taxation," and to the extent statements contained under the subheadings "Certificateholders could experience payment delays or losses as a result of amendment, repeal or invalidation of the restructuring statute or breach of the state pledge-Legislative or executive actions" and "-Court decisions" under the caption "Risk Factors" represent the opinions of Pullman & Comley, LLC, or (B) the financial statements and other financial, numerical and quantitative information contained in the Final Prospectus as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel shall confirm, on the basis of certain assumptions, that at the Effective Date no facts have come to such counsel's attention which would cause such counsel to believe that the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Final Prospectus as of its date and the Closing Date includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than (A) the information contained under the captions "The Trust," "Office of the State Treasurer of the State of Connecticut," "Federal Income Tax Consequences" and "State Taxation," and to the extent statements contained under the subheadings "Certificateholders could experience payment delays or losses as a result of amendment, repeal or invalidation of the restructuring statute or breach of the state pledge-Legislative or executive actions" and "-Court decisions" under the caption "Risk Factors" represent the opinions of Pullman & Comley, LLC, or (B) the financial statements and other financial, numerical and quantitative information contained in the Final Prospectus as to which such counsel need express no opinion);

                           (viii) this Agreement has been duly authorized, executed and delivered by the Note Issuer;

                           (ix) no consent, approval, authorization or order of any Connecticut, Delaware or federal court or governmental agency or body is required to be obtained by the Note Issuer for the issuance of the Notes or the consummation by the Note Issuer of the transactions contemplated herein, except such as have been obtained under the Statute, the DPUC Regulations, the 1935 Act and the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Certificates by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                           (x) neither the execution and delivery of this Agreement, the Sale Agreement, the Servicing Agreement, the
                  Note Indenture, the Note Purchase Agreement, the Administration Agreement or the Fee and Indemnity Agreement, nor the issuance and sale of the Notes, nor the consummation of the transactions contemplated by this Agreement, the Sale Agreement, the Servicing Agreement, the Note Indenture, the Note Purchase Agreement, the Administration Agreement or the Fee and Indemnity Agreement, nor the fulfillment of the terms of this Agreement, the Sale Agreement, the Servicing Agreement, the Note Indenture, the Note Purchase Agreement, the Administration Agreement or the Fee and Indemnity Agreement by the Note Issuer, will (A) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under the Limited Liability Company Agreement of the Note Issuer, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument known to such counsel and to which the Note Issuer is a party or by which the Note Issuer is bound, (B) result in the creation or imposition of any lien upon any properties of the Note Issuer pursuant to the terms of any such indenture, agreement or other instrument (other than as contemplated by the Basic Documents and Section 16-245k(g) of the Statute), or (C) violate any Connecticut, Delaware or federal law or any order, rule or regulation applicable to the
                  Note Issuer of any Connecticut, Delaware or federal court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Note Issuer, or any of its properties;

                           (xi) Upon the giving of value by the Note Trustee to the Note Issuer with respect to the Collateral, (A) the
                  Note Indenture creates in favor of the Note Trustee a security interest in the rights of the Note Issuer in the Collateral,
                  (B) such security interest is valid against the Note Issuer (subject to the rights of any third parties holding security interests in such Collateral perfected in the manner described in Section 16-245k of the Statute), and has attached and (C) such security interest is perfected; and

                           (xii) the Note Issuer is not, and after giving effect to the offering and sale of the Certificates and the application of the proceeds thereof as described in the Final Prospectus, will not be, an "investment company" or under the "control" of an "investment company" as such terms are defined under the Investment Company Act of 1940, as amended.

         In rendering such opinion, such counsel may rely (x) as to matters involving the application of laws of any jurisdiction other than the State of Connecticut, the State of Delaware or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (y) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Note Issuer and public officials. References to the Final Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

                  (d) The Representatives shall have received opinions of counsel for the Trust and the Finance Authority, portions of which may be delivered by Brown & Wood LLP or Pullman & Comley, LLC, both co-special counsel for the Trust and the Finance Authority, and portions of which may be delivered by Richards, Layton & Finger, P.A., special Delaware counsel for the Trust, each dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that: (i) the Declaration of Trust, the Swap Agreement, the Certificate Indenture and the Certificates conform in all material respects with the descriptions thereof contained in the Final Prospectus under the headings "The Trust," "Description of the Certificates" and "Listing and General Information Related to Floating Rate Classes" (other than matters regarding DTC, Clearstream and Euroclear, as to which they shall be entitled to express no opinion) and in the Prospectus Summary under the headings "The Certificates," "Issuer of Certificates," "Interest" and "Principal";

                           (ii) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act (being Chapter 38 of Title 12 of the Delaware Code, 12 Del.C., ss. 3801 ET SEQ.,);

                           (iii) the State Treasurer as the Finance Authority has the necessary power, authority and legal right to execute, deliver and perform all of its obligations as Finance Authority under the Declaration of Trust;

                           (iv) the State Treasurer as the Finance Authority has validly authorized and approved the formation of the Trust, the issuance of the Certificates and all other transactions and actions contemplated by the Basic Documents or required to be taken by the Finance Authority as conditions precedent to the issuance of the Certificates; such authorizations and approvals are valid and in full force and effect;

                           (v) the Declaration of Trust has been duly authorized, executed and delivered by the State Treasurer and, assuming the due authorization, execution and delivery thereof by the Delaware Trustee, constitutes a legal, valid and binding instrument enforceable against the Office of the State Treasurer in accordance with its terms, except as enforcement thereof may be subject to or limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other laws relating to or affecting the enforcement of creditors' rights generally, and except as limited by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                           (vi) the Certificate Indenture has been duly authorized, executed and delivered by the Delaware Trustee on its own behalf and separately on behalf of the Trust and, assuming the due authorization, execution and delivery thereof by the Certificate Trustee, constitutes a legal, valid and binding instrument, enforceable against the Trust in accordance with its terms, except as enforcement thereof may be subject to or limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws relating to or affecting the enforcement of creditors' rights generally, and except as limited by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                           (vii) the Certificates have been duly authorized and executed and, when authenticated in accordance with the provisions of the Certificate Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, (A) the Certificates will be duly issued in conformity with the Statute, (B) the Certificates will constitute valid, fully paid and non-assessable undivided beneficial interests in the Trust, (C) the Certificateholders will be entitled to the benefits of the Certificate Indenture, (D) the Certificates will constitute "rate reduction bonds" under Section 16-245e of the Statute and (E) the Certificateholders will be entitled to the rights and benefits afforded under the Statute;

                           (viii) the Note Purchase Agreement has been duly authorized, executed and delivered by the Delaware Trustee on behalf of the Trust and, assuming due authorization, execution and delivery thereof by CL&P Funding LLC, constitutes a legal, valid and binding instrument, enforceable against the Trust in accordance with its terms, except as enforcement thereof may be subject to or limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws relating to or affecting the enforcement of creditors' rights generally, and except as limited by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                           (ix) the Certificate Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended;

                           (x) the statements included in the Final Prospectus under the headings "The Trust," "Office of the State Treasurer of the State of Connecticut" and "Description of the Certificates" and "Listing and General Information Related to Floating Rate Classes" fairly summarize the matters described therein (other than matters related to DTC, Clearstream or Euroclear, as to which they shall be entitled to express no opinion) and the statements included or incorporated in the Final Prospectus under the headings "Federal Income Tax Consequences," "State Taxation" and "ERISA Considerations," and under the following subheadings of the caption "Risk Factors": "Certificateholders could experience payment delays or losses as a result of amendment, repeal or invalidation of the restructuring statute or breach of the state pledge-Legislative or executive actions" and "-Court decisions," to the extent that they constitute matters of Connecticut, Delaware or federal law or legal conclusions with respect thereto, provide a fair and accurate summary of such law or conclusions;

                           (xi) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator challenging the validity or enforceability of the issuance resolutions of the Office of State Treasurer or actions taken by the Office of State Treasurer in connection therewith or otherwise involving the Office of State Treasurer or relating to the Certificates or the Trust of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                           (xii) to the knowledge of such counsel, the Registration Statement and the Final Prospectus (other than
                  (A) the financial statements and other financial, numerical and quantitative information contained therein, (B) information contained under the captions "The Note Issuer" and "The Seller and Servicer," (C) information regarding DTC, Clearstream and Euroclear and (D) the statement of eligibility of the Trustee on Form T-l and the documents incorporated by reference therein, as to which such counsel shall not be required to make any statement or express any opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder, and such counsel shall confirm, on the basis of certain assumptions, that at the Effective Date no facts have come to such counsel's attention which would cause such counsel to believe that the Registration Statement (other than (A) the financial statements and other financial, numerical and quantitative information contained therein, (B) information contained under the captions "The Note Issuer" and "The Seller and Servicer,"
                  (C) information regarding DTC, Clearstream and Euroclear and
                  (D) the statement of eligibility of the Trustee on Form T-l and the documents incorporated by reference therein, as to which such counsel shall not be required to make any statement or express any opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Final Prospectus (other than (A) the financial statements and other financial, numerical and quantitative information contained therein, (B) information contained under the captions "The Note Issuer" and "The Seller and Servicer," (C) information regarding DTC, Clearstream and Euroclear and (D) the statement of eligibility of the Trustee on Form T-l and the documents incorporated by reference therein, as to which such counsel shall not be required to make any statement or express any opinion) as of its date and the Closing Date contained or contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (xiii) no consent, approval, authorization or order of any court or governmental agency or body is required to be obtained by the Delaware Trustee, the Certificate Trustee or the Trust under Connecticut, Delaware or federal law for the issuance of the Certificates by the Trust, except such as have been obtained under the Statute, the DPUC Regulations and the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Certificates by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                           (xiv) neither the execution and delivery of the Certificate Indenture, nor the issuance and sale of the Certificates, nor the consummation of the transactions contemplated by this Agreement or the Certificate Indenture, nor the fulfillment of the terms of this Agreement or the Certificate Indenture by the Trust will (A) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under the Certificate of Trust or Declaration of Trust or other procedural documents of the Trust, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument known to such counsel and to which the Trust is a party or by which the Trust is bound, (B) result in the creation or imposition of any lien upon any properties of the Trust pursuant to the terms of any such indenture, agreement or other instrument (except as contemplated by the Basic Documents or created pursuant to the Statute), or (C) violate any Connecticut, Delaware or federal law, order, rule or regulation applicable to the Trust of any Connecticut, Delaware or federal court, state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Trust, or any of its properties;

                           (xv) neither the execution and delivery of the Declaration of Trust and the certificate the form of which is attached hereto as Appendix A (the "Appendix A Certificate"), nor the consummation of the transactions contemplated by the Declaration of Trust and the Appendix A Certificate, nor the fulfillment of the terms of the Declaration of Trust and the Appendix A Certificate by the State Treasurer as the Finance Authority will (A) conflict with or breach any of the material terms or provisions, or constitute (with or without notice or lapse of time) a default under any indenture, agreement or other instrument known to such counsel and to which the Finance Authority is a party or by which the Finance Authority is bound or (B) violate any Connecticut or federal law, order, rule or regulation applicable to the Finance Authority or the decision of any Connecticut or federal court or of any federal or Connecticut state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Finance Authority;

                           (xvi) the Trust is not an "investment company" or under the "control" of an "investment company" as such terms are defined under the Investment Company Act of 1940, as amended; and

                           (xvii) the Swap Agreement has been duly authorized, executed and delivered by the Delaware Trustee on behalf of the Trust and, assuming due authorization, execution and delivery thereof by [the] [each] swap counterparty, constitutes a legal, valid and binding instrument, enforceable against the Trust in accordance with its terms, except as enforcement thereof may be subject to or limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws relating to or affecting the enforcement of creditors' rights generally, and except as limited by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

         In rendering such opinion, such counsel may (A) rely as to matters involving the application of laws of any jurisdiction other than the State of Connecticut, the State of Delaware or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters, (B) as to matters relating to actions taken by the Company, the Note Issuer, the Note Trustee, the DPUC and the Servicer, assume such matters which are the subject of opinions rendered by counsel to such parties hereunder or under the Basic Documents, and (C) rely as to matters of fact, to the extent deemed proper, on certificates of authorized representatives of the Trust, the Finance Authority and public officials. References to the Final Prospectus in this paragraph (d) include any supplements thereto at the Closing Date.

                  (e) The Representatives shall have received an opinion of Richards, Layton & Finger, P.A., counsel to the Note Trustee, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                           (i) the Note Trustee is duly organized and validly existing as a national banking association in good standing under the laws of the federal laws of the United States of America, with full corporate trust power and authority to enter into and perform its obligations under the
                  Note Indenture;

                           (ii) the Note Indenture has been duly authorized, executed and delivered, and constitutes a legal, valid and binding instrument enforceable against the Note Trustee in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or equitable principles affecting creditors' rights generally from time to time in effect); and

                           (iii) the Notes have been duly authenticated by the Note Trustee.

                  (f) The Representatives shall have received an opinion of Richards, Layton & Finger, P.A., counsel to the Certificate Trustee, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                           (i) the Certificate Trustee is duly organized and validly existing as a national banking association in good standing under the laws of the federal laws of the United States of America, with full corporate trust power and authority to enter into and perform its obligations under the Certificate Indenture [and the Swap Agreement?];

                           (ii) the Certificate Indenture has been duly authorized, executed and delivered by the Certificate Trustee and constitutes a legal, valid and binding instrument enforceable against the Certificate Trustee in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or equitable principles affecting creditors' rights generally from time to time in effect); and

                           (iii)    the Certificate Trustee has duly
                  authenticated and delivered the Certificates issued on the Closing Date on behalf of the Trust;

                  (g) The Representatives shall have received an opinion of Richards, Layton & Finger, P.A., counsel to the Delaware Trustee, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                           (i) the Delaware Trustee is duly organized and validly existing as a national banking association in good standing under the laws of the federal laws of the United States of America, with full corporate trust power and authority to enter into and perform its obligations under the Declaration of Trust, and under the Note Purchase Agreement and the Certificate Indenture on behalf of the Trust; and

                           (ii) the Declaration of Trust, the Certificate Indenture and the Note Purchase Agreement (on behalf of the Trust) have been duly authorized, executed and delivered by the Delaware Trustee, and constitute legal, valid and binding instruments enforceable against the Delaware Trustee in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or equitable principles affecting creditors' rights generally from time to time in effect);

                           (iii) the Delaware Trustee has duly executed the Certificates issued on the Closing Date on behalf of the Trust;

                  (h) The Representatives shall have received from Palmer & Dodge LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes and the Certificates, the Note Indenture, the Certificate Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company, the Note Issuer and the Trust shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (i) The Representatives shall have received a certificate of the Note Issuer, signed by an officer of the Note Issuer, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                           (i)      the representations and warranties of the
                  Note Issuer in this Agreement and in the Note Indenture are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Note Issuer has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the
                  Note Issuer's knowledge, threatened; and

                           (iii) since the dates as of which information is given in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in (A) the condition (financial or other), earnings, business or properties of the Note Issuer, whether or not arising from transactions in the ordinary course of business, or (B) the Transition Property, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (j) The Representatives shall have received a certificate of the Company, signed by an executive officer of the Company, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company in this Agreement, the Sale Agreement and the Servicing Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the dates as of which information is given in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in (A) the condition (financial or other), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, or (B) the Transition Property, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (k) At the Closing Date, Arthur Andersen LLP shall have furnished to the Representatives (i) a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder, that they consent to the inclusion of their report on the audited financial statements of the Issuer and the reference to them as experts under the heading "Experts" in the Basic Prospectus and the Final Prospectus, and stating in effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and the Note Issuer) set forth in the Registration Statement and the Final Prospectus, including information specified by the Underwriters and set forth under the captions "Prospectus Summary," "Description of the Transition Property," "The Seller and Servicer," "Description of the Notes" and "Description of the Certificates" in the Final Prospectus, agrees with the accounting records of the Company and the Note Issuer, excluding any questions of legal interpretation, and (ii) the opinion or certificate, dated as of the Closing Date, in form and substance satisfactory to the Representatives, satisfying the requirements of
         Section 2.10(g) of the Note Indenture.

                  References to the Final Prospectus in this paragraph (k) include any supplement thereto at the date of the letter.

                  In addition, at the Execution Time, Arthur Andersen LLP shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

                  (l) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting either (i) the business, properties or financial condition of the Company or the Note Issuer or (ii) the Transition Property, the Notes, the Certificates, the Financing Order or the Statute, the effect of which is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Notes or the Certificates as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                  (m) The Representatives shall have received on the Closing Date an opinion letter or letters of Day, Berry & Howard LLP, counsel to the Company and the Note Issuer, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, (i) with respect to the characterization of the transfer of the Transition Property by the Company to the Note Issuer as a "true sale" for bankruptcy purposes and (ii) to the effect that a court would not order the substantive consolidation of the assets and liabilities of the Note Issuer with those of the Company in the event of a bankruptcy, reorganization or other insolvency proceeding involving the Company.

                  (n) The Representatives shall have received on the Closing Date an opinion letter of Brown & Wood LLP, special counsel to the State of Connecticut and the Trust, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that a court would not order the substantive consolidation of the assets and liabilities of the State of Connecticut with those of the Trust.

                  (o) The Representatives shall have received on the Closing Date an opinion letter or letters of counsel for the Company, portions of which may be delivered by Day, Berry & Howard LLP, outside counsel for the Company, and portions of which may be delivered by in-house counsel for the Company, as the Representatives may agree, each dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that: (i) the Financing Order has been duly issued and authorized by the DPUC and the Financing Order, giving effect to the Issuance Advice Letter, is effective; (ii) in reliance on the opinion of Pullman & Comley, LLC that the Certificates are "rate reduction bonds" under Section 116-245e of the Statute, as of the issuance of the Certificates, the Certificates are entitled to the protections provided in Section 16-245i(b) of the Statute; (iii) the Financing Order is no longer subject to appeal by any person; and (iv) the Servicer is authorized to file periodic RRB Charge adjustments to the extent necessary to ensure the timely recovery of revenues sufficient to provide for the payment of an amount equal to the sum of the periodic RRB payment requirements for the upcoming year, which includes indemnity obligations under the Basic Documents.

                  (p) The Representatives shall have received on the Closing Date an opinion letter or letters of Pullman & Comley, LLC, special counsel for the Finance Authority and the Trust, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that any state action (whether by legislative, executive, DPUC or otherwise) to revoke or limit the Financing Order, the Issuance Advice Letter, the Transition Property or the RRB Charge in a manner which would substantially impair the rights of Certificateholders would be subject to a successful constitutional contracts clause and/or takings clause defense.

                  (q) The Representatives shall have received on the Closing Date an opinion letter or letters of Richards, Layton & Finger, P.A., special Delaware counsel to the Note Issuer, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that: (i) if properly presented to a Delaware court, a Delaware court applying Delaware law, would conclude that (x) in order for a person to file a voluntary bankruptcy petition on behalf of the Note Issuer, the affirmative vote of the Note Issuer's Sole Member (as defined in the Limited Liability Company Agreement) and the affirmative vote of all of the Directors (including the Independent Directors (as defined in the Limited Liability Company Agreement)), as provided in Section 2.07(b) of the Limited Liability Company Agreement of the Note Issuer, is required, and (y) such provision, contained in
         Section 2.07(b) of the Limited Liability Company Agreement, that requires the affirmative vote of the Note Issuer's Sole Member and the affirmative vote of all of the Directors (including the Independent Directors) in order for a person to file a voluntary bankruptcy petition on behalf of the Note Issuer, constitutes a legal, valid and binding agreement of the Sole Member and is enforceable against the Sole Member, in accordance with its terms; and (ii) the Limited Liability Company Agreement constitutes a legal, valid and binding agreement of the Sole Member thereunder, and is enforceable against the Sole Member in accordance with its terms.

                  (r) The Notes and the Certificates shall have been rated in the highest long-term rating category by each of the Rating Agencies.

                  (s) On or prior to the Closing Date, the Note Issuer shall have delivered to the Representatives evidence, in form and substance reasonably satisfactory to the Representatives, that appropriate filings have been or are being made in accordance with the Statute and other applicable law reflecting the grant of a security interest by the Note Issuer in the Collateral to the Note Trustee.

                  (t) On or prior to the Closing Date, the Note Issuer shall have delivered to the Representatives copies, certified to the satisfaction of the Financing Order, the Issuance Advice Letter and the Settlement Agreement, dated March 5, 2001, between the Company and Office of Consumer Counsel of the State of Connecticut.

                  (u) Prior to the Closing Date, the Note Issuer, the Company and the Trust shall have furnished to the Representatives such further information, certificates, opinions and documents as the Representatives may reasonably request, including such certificates, opinions and documents as the Representatives may reasonably request to evidence the enforceability of any interest rate swap agreement entered into in connection with any class of floating rate Certificates and the qualification or listing of any floating rate Certificates as contemplated by the Final Prospectus.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Note Issuer and the Trust in writing or by telephone or electronic mail confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the office of Day, Berry & Howard, LLP, Hartford, Connecticut, on the Closing Date.

         7. EXPENSES. Upon the sale of the Certificates, the Note Issuer will pay or cause to be paid all costs and expenses incident to the performance of the obligations of the Company, the Note Issuer, the Trust and the Underwriters hereunder and the Office of State Treasurer under the Basic Documents, including, without limiting the generality of the foregoing, all costs, taxes and expenses incident to the issuance and delivery of the Certificates to the Underwriters, all fees, disbursements and expenses of the Company's, the Note Issuer's, the Trust's, the Finance Authority's and the Underwriters' counsel and accountants, all costs and expenses incident to the preparation, printing and filing of the Registration Statement (including all exhibits thereto), any preliminary prospectus, the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus and any amendments thereof or supplements thereto, all costs and expenses incurred in connection with blue sky qualifications, examining the legality of the Certificates for the investment and the rating of the Certificates, all costs and expenses of the Note Trustee, the Certificate Trustee and the Delaware Trustee, all costs and expenses incurred in the acquisition or preparation of documents required to be delivered by the Company, the Note Issuer, the Trust or the Finance Authority in connection with the closing of the transactions contemplated hereby, all costs and expenses required in connection with any filing with the National Association of Securities Dealers in connection with the transactions contemplated hereby, and all costs and expenses of the printing and distribution of all documents in connection with the Certificates.

                  If the sale of the Certificates provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company, the Note Issuer or the Trust to perform any agreement herein or comply with any provision hereof other than by reason of a default (including under Section 9) by any of the Underwriters, the Company and the Note Issuer will, jointly and severally, reimburse the Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Certificates.

         8.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company and the Note Issuer will, jointly and severally, indemnify and hold harmless each Underwriter, the Trust, the Finance Authority, the State of Connecticut, the State Treasurer, agencies of the State of Connecticut, the directors, officials, officers, members, consultants, counsel, employees and agents of each Underwriter, the Trust, the Finance Authority, the State of Connecticut, the State Treasurer, agencies of the State of Connecticut and each person who controls any Underwriter, the Trust, the Finance Authority, the State of Connecticut, the State Treasurer and agencies of the State of Connecticut within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Certificates as originally filed or in any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither the Company nor the Note Issuer will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Note Issuer or the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company and the Note Issuer may otherwise have.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, the Note Issuer, the Trust, the Finance Authority, the State of Connecticut, the State Treasurer, agencies of the State of Connecticut, each of their directors, each of their officials, counsel, consultants, agents and employees, each of their officers (if any) who signs the Registration Statement, and each person who controls the Company or the Note Issuer within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Note Issuer to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Note Issuer or the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Note Issuer, the Company and the Finance Authority acknowledge that the statements set forth in [the last paragraph of the cover page], or in the second full paragraph, the third sentence of the fourth paragraph, the first four sentences of the fifth paragraph and the sixth paragraph under the heading "Underwriting" or the third full paragraph (other than the last sentence thereof) under the heading "Plan of Distribution" in the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

                  (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d)      In the event that the indemnity provided in paragraph
         (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Note Issuer and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Note Issuer and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, Note Issuer and the Underwriters, respectively, from the offering of the Certificates and the Notes; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Certificates) be responsible for any amount in excess of the underwriting discount or commission applicable to the Certificates purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Note Issuer and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Note Issuer and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative benefits received by the Company or the
         Note Issuer shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) of the Certificates (which shall be equal to the net proceeds from the sale of the Notes to the Trust (before deducting expenses)), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Note Issuer or the Underwriters. The Company, the Note Issuer and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
         Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Note Issuer or the Company within the meaning of either the Act or the Exchange Act, each officer of the Note Issuer or the Company who shall have signed the Registration Statement and each director of the Note Issuer or the Company shall have the same rights to contribution as the
         Note Issuer or the Company, subject in each case to the applicable terms and conditions of this paragraph. The Underwriters' obligations in this paragraph to contribute are several in proportion to their respective underwriting obligations and not joint.

         9. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Certificates agreed to be purchased by such Underwriter or Underwriters hereunder the Representatives may in their discretion arrange for the Underwriters or another party or other parties to purchase such Certificates on the terms contained herein. If within 36 hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Certificates, the nondefaulting Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Certificates set forth opposite the names of all the remaining Underwriters) the Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Certificates set forth in SCHEDULE II hereto, the nondefaulting Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Certificates, and if such nondefaulting Underwriters do not purchase all the Certificates, this Agreement will terminate without liability to any nondefaulting Underwriter, the Note Issuer or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Note Issuer and the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         10. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company, the Note Issuer and the Office of State Treasurer prior to delivery of and payment for the Certificates, if prior to such time there shall have occurred
(a) any change, or any development involving a prospective change, in or affecting (i) the business, properties or financial condition of the Company or the Note Issuer or (ii) the Transition Property, the Notes, the Certificates, the Financing Order or the Statute, the effect of which, in the judgment of the Representatives, materially impairs the investment quality of the Certificates or makes it impractical or inadvisable to market the Certificates; (b) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (c) a suspension or material limitation in trading in the securities of the Company; (d) a general moratorium on commercial banking activities shall have been declared either by Federal, New York state or Connecticut state authorities; or (e) any outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Certificates as contemplated by the Final Prospectus (exclusive of any supplement thereto).

         11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, the Note Issuer or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or of the Company, the Note Issuer or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Certificates. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         12. NOTICES. All communications hereunder shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, facsimile transmission or electronic mail (confirmed by telephone, United States mail or courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, and if sent to the Representatives, to them at the address specified in SCHEDULE I hereto; and if sent to the Company, to it at The Connecticut Light and Power Company, if by courier at 107 Selden Street, Berlin, Connecticut 06037, Attention: Treasurer and if by mail at P.O. Box 270, Hartford, Connecticut 06141-0270, Attention:
Treasurer; and if sent to the Note Issuer, to it at CL&P Funding LLC, if by courier at 107 Selden Street, Berlin, Connecticut 06037, Attention: President and if by mail at P.O. Box 270, Hartford, Connecticut 06141-0270, Attention:
President; and if sent to the Office of State Treasurer, to it at 55 Elm Street, Hartford, Connecticut 06106 Attention: Assistant Treasurer - Debt Management. The parties hereto, by notice to the others, may designate additional or different addresses for subsequent communications.

         13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

         14. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

         15. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

         16. MISCELLANEOUS. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the SEC's office in Washington, D.C. is open for business.

         17. AGREEMENT OF UNDERWRITERS. (a) Each underwriter represents and agrees that (1) it has not offered or sold and prior to the date six months after the date of issue of the certificates will not offer or sell any certificates to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances that have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (2) it has complied, and will comply with, all applicable provisions of the Financial Services Act 1986 of Great Britain with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom; and (3) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 of Great Britain or is a person to whom the document may lawfully be issued or passed on.

         (b) The parties hereto agree that the certificates may not be offered, sold, transferred or delivered in or from The Netherlands, as part of their initial distribution or as part of any re-offering, and neither the prospectus nor any other document in respect of the offering may be distributed or circulated in The Netherlands, other than to individuals or legal entities which include, but are not limited to, banks, brokers, dealers, institutional investors and undertakings with a treasury department, who or which trade or invest in securities in the conduct of a business or profession.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Note Issuer and the several Underwriters.

                                      Very truly yours,

                                      THE CONNECTICUT LIGHT AND POWER COMPANY




                                      By: /s/ RANDY A. SHOOP
                                          --------------------------------
                                          Name:      Randy A. Shoop
                                          Title:     Treasurer


                                      CL&P FUNDING LLC




                                      By: /s/ RANDY A. SHOOP
                                          --------------------------------
                                          Name:      Randy A. Shoop
                                          Title:     President


CONFIRMED AND ACCEPTED
on behalf of each of the Underwriters

Lehman Brothers Inc.



By: /s/
    ------------------------------------------------
              (Lehman Brothers Inc.)



SALOMON SMITH BARNEY INC.



By: /s/
    ------------------------------------------------
            (Salomon Smith Barney Inc.)

                                                               SCHEDULE I TO THE
                                                          UNDERWRITING AGREEMENT


Underwriting Agreement dated March __, 2001

Registration Statement No. 333-53866

Representative(s):

         Lehman Brothers Inc.
         Three World Financial Center
         200 Vesey Street
         New York, New York 10285

         Salomon Smith Barney Inc.
         390 Greenwich Street
         New York, New York 10013

Title:   Connecticut RRB Special Purpose Trust CL&P-1
         $____,000,000 Rate Reduction Certificates

Principal Amount, Price to Public, Underwriting Discounts and Commissions and Proceeds to Trust:


                    TOTAL                                                              SCHEDULED
                  PRINCIPAL                         UNDERWRITING                         FINAL           FINAL
                  AMOUNT OF        PRICE TO        DISCOUNTS AND       PROCEEDS TO    DISTRIBUTION    TERMINATION
                    CLASS           PUBLIC          COMMISSIONS           TRUST           DATE           DATE
PER CLASS A-1    $
CERTIFICATE

PER CLASS A-2    $
CERTIFICATE

PER CLASS A-3    $
CERTIFICATE

PER CLASS A-4    $
CERTIFICATE

PER CLASS A-5    $                 %                 .%                %                __/__/__        __/__/__
CERTIFICATE      ---------------   ---------------   ---------------   ---------------

       TOTAL     $___,000,000.00   $                 $                 $

                  Original Issue Discount (if any):  $_____________

                  Redemption provisions:      Optional Redemption and Mandatory
                                              Redemption as set forth in Article
                                              X of the Note Indenture

         Closing Date, Time and Location:          March __, 2001
                                                   9:00 a.m., Eastern Time
                                                   Hartford, Connecticut

         Type of Offering:  Delayed Offering

                                                              SCHEDULE II TO THE
                                                          UNDERWRITING AGREEMENT


                                                          PRINCIPAL AMOUNT OF CERTIFICATES TO BE PURCHASED
                                     -------------------------------------------------------------------------------------
UNDERWRITERS                           Class A-1     Class A-2     Class A-3     Class A-4      Class A-5       TOTAL
                                      Certificates  Certificates  Certificates  Certificates  Certificates

Lehman Brothers Inc.                  $             $             $             $             $              $

Salomon Smith Barney Inc..            $             $             $             $             $              $

 .                                     $             $             $             $             $              $

                                      $             $             $             $             $              $

                                      $             $             $             $             $              $

                                      $             $             $             $             $              $

                                      $             $             $             $             $              $

                                      $             $             $             $             $              $

                                      $             $             $             $             $              $

                                      $             $             $             $             $              $

                                      $             $             $             $             $              $

                                      $             $             $             $             $              $
                                      ------------  ------------  ------------  ------------  ------------   ------------
TOTAL.............................    $             $             $             $             $
                                      ============  ============  ============  ============  ============   ============

                                                               APPENDIX A TO THE
                                                          UNDERWRITING AGREEMENT


                  CERTIFICATE OF THE FINANCE AUTHORITY PURSUANT
                  TO FINANCING ORDER APPROVING FINAL TERMS AND
                    CONDITIONS OF CL&P FUNDING LLC NOTES AND
                      CONNECTICUT RRB SPECIAL PURPOSE TRUST
                       CL&P-1 RATE REDUCTION CERTIFICATES

         Pursuant to order number 24 of the Financing Order, the State of Connecticut acting through the office of the State Treasurer (the "Finance Authority"), hereby approves the final terms and conditions of the CL&P Funding LLC Notes (the "Notes") and the Connecticut RRB Special Purpose Trust CL&P-1 Rate Reduction Certificates (the "Certificates"), as set forth in the underwriting agreement dated as of March __, 2001 by and among CL&P Funding LLC, The Connecticut Light and Power Company and Lehman Brothers Inc. and Salomon Smith Barney Inc., as representatives (the "Representatives") of the Underwriters named therein (the "Underwriting Agreement").

         In furtherance of this approval, the Finance Authority shall cause the Connecticut RRB Special Purpose Trust CL&P-1 to be formed as a Delaware business trust (the "Trust") prior to the Closing Date, and to issue the Certificates and otherwise comply with the terms and conditions of the Underwriting Agreement.

         CL&P Funding LLC, The Connecticut Light and Power Company and the Representatives are entitled to rely on this certificate as if this certificate were a part of, and the Finance Authority were a party to, the Underwriting Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Underwriting Agreement.

         Dated:  March __, 2001

                                      STATE OF CONNECTICUT



                                      By: /s/ DENISE NAPPIER
                                          ---------------------------------
                                          Name:   Denise Nappier
                                          Title:  Treasurer of the State of
                                                  Connecticut